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                                                                       Exhibit 5

                       SCHEDULE 13D JOINT FILING AGREEMENT

         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

         The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                   * * * * * *

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of January 23, 2003.

                                            BIONIX, B.V.


                                            By:  /s/ Gerard S. Carlozzi
                                               -------------------------------
                                                 Name:  Gerard S. Carlozzi
                                                 Title:  Managing Director

                                                 /s/ Terry D. Wall
                                               -------------------------------
                                                 Terry D. Wall

                                                 /s/ Gerard S. Carlozzi
                                               -------------------------------
                                                 Gerard S. Carlozzi

                                                 /s/ David J. Bershad
                                               -------------------------------
                                                 David J. Bershad

                                                 /s/ Anthony J. Dimun
                                               -------------------------------
                                                 Anthony J. Dimun

                                                 /s/ David H. MacCallum
                                               -------------------------------
                                                 David H. MacCallum

                                                 /s/ Pertti Tormala
                                               -------------------------------
                                                 Pertti Tormala

                                                 /s/ Pertti Viitanen
                                               -------------------------------
                                                 Pertti Viitanen

                                                 /s/ Drew Karazin
                                               -------------------------------
                                                 Drew Karazin

                                                 /s/ Marrku Tamminmaki
                                               -------------------------------
                                                 Marrku Tamminmaki